Exhibit 99.1

SciQuest Announces $30 Million Share Repurchase Program

MORRISVILLE, N.C. – February 25, 2016 – SciQuest, Inc. (Nasdaq: SQI), the leading public provider of spend management solutions delivering value beyond savings, today announced its Board of Directors has approved a share repurchase program that enables the company to repurchase up to $30 million of its outstanding common stock. The amount and timing of specific repurchases are subject to market conditions, applicable legal requirements and other factors. The share program is scheduled to expire on December 31, 2017, although purchases may be suspended or discontinued at any time prior to the expiration date.

“Our technical innovation, growing commercial momentum and increased ability to sell multi-module suites underpin our confidence in SciQuest’s long-term growth strategy as well as our ability to increase revenue, profitability and cash flow,” said Stephen Wiehe, Chief Executive Officer of SciQuest. “As a result, we believe the size of the repurchase program, which approximates the amount of free cash flow that we expect to generate over the program’s life, will enhance our ability to provide increased value to shareholders.”

About SciQuest

SciQuest (Nasdaq: SQI) is the leading public provider of spend management solutions delivering value beyond savings. Through the continued release of key innovative technology and a fanatical drive toward making our customers successful, we deliver exceptional value in user experience, productivity and operational efficiency. Our cloud-based, mobile-enabled, source-to-settle platform addresses all stages of procurement from the automation of core processes to enabling sophisticated, strategic and multifaceted sourcing solutions. We specialize in handling simple procurement needs to the most advanced supplier and supply chain requirements. SciQuest serves a wide range of industries and organizations including many of the Global Fortune 500. For more information visit http://www.sciquest.com

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Cautionary Note Regarding Forward-Looking Statements

Forward-looking statements include information concerning SciQuest’s possible or assumed future results of operations, business strategies, financing plans, competitive position, industry environment, potential growth opportunities, potential market opportunities, the effects of competition and other factors that could impact future performance. In particular, forward-looking statements include references to the timing and amount of stock repurchases and future technical innovation, performance within the commercial market, ability to generate high average selling prices to new customers, cash flow, revenue and profitability. Forward-looking statements consist of statements that are not historical facts and can be identified by terms such as, but not limited to, “accelerates,” “anticipates,” “believes,” “could,” “seeks,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Certain of these risks are discussed in “Part I, Item 1A, Risk Factors” and elsewhere in SciQuest’s most recent Annual Report on Form 10-K and other reports, as filed with the United States Securities and Exchange Commission (“SEC”). In particular, we call your attention to the risk factors in our Annual Report on Form 10-K entitled “Our actual operating results may differ significantly from our guidance”, “If we are unable to attract new customers, or if our existing customers do not purchase additional products or services, the growth of our business and cash flows will be adversely affected”, “Our failure to sustain our historical renewal rates, pricing and terms of our customer contracts would adversely affect our operating results” and “We are subject to a lengthy sales cycle and delays or failures to complete sales may harm our business and result in slower growth.” The company’s SEC reports are available free of charge on the SEC's website at http://www.sec.gov or on the company’s website at www.sciquest.com. All forward-looking statements in this release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Also, forward-looking statements represent management’s beliefs and assumptions only as of the date of this release. Except as required by law, SciQuest assumes no obligation to update these forward-looking statements publicly or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results.

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SciQuest Media contact:

SciQuest, Inc.

Roberta Patterson, 919-659-2230

rpatterson@SciQuest.com

Edelman for SciQuest

Megan Smith, 404-832-6776

Megan.smith3@edelman.com

SciQuest Investor contact:

Jamie Andelman

SciQuest, Inc., 919-659-2322

jandelman@sciquest.com